Exhibit 99.1

Jamf announces intent to acquire Wandera, furthering its leadership in Apple Enterprise Management

Wandera extends Jamf’s mobile security and access capabilities with Zero Trust Network Access, threat defense and data policy enforcement

MINNEAPOLIS – May 11, 2021 – Jamf (NASDAQ: JAMF), the standard in Apple Enterprise Management, today announced it signed a definitive agreement to acquire Wandera, a leader in zero trust cloud security and access for mobile devices.

As an Apple-first provider of unified cloud security, Wandera expands Jamf’s security offering for the enterprise. Building on Jamf’s existing capabilities, Wandera adds Zero Trust Network Access (ZTNA), mobile threat defense and data policy features to ensure mobile workers can simply and safely access the network resources they need while complying with organizational policies and reducing mobile charges. This acquisition uniquely positions Jamf to help IT and security teams confidently protect the devices, data and applications used by a mobile workforce, while extending the intended Apple experience through the most robust and scalable Apple Enterprise Management platform in the market.

“In order to lead Apple Enterprise Management and best serve the growing number of organizations using Apple at work, Jamf needs to fill the gap between what users want and what the enterprise requires,” said Dean Hager, CEO, Jamf. “The combination of Wandera and Jamf will provide our customers a single source platform that handles deployment, Application Lifecycle Management, policies, filtering, and security capabilities across all Apple devices while delivering Zero Trust Network Access for all mobile workers.”

The consumerization of IT and strong demand for Apple continues to proliferate Apple devices in the enterprise. According to IDC's 2020 U.S. enterprise survey, the average penetration of macOS devices is around 23%, compared with 17% in 2019. Additionally, iPhone devices account for 49% of the smartphone installed base among enterprises, while iPad devices make up the majority of tablets used in business. As a result of this growth, Apple devices are now a bigger target for security threats. Additionally, according to Gartner’s Market Guide for ZNTA, “recent movements to largely remote workforces have accelerated the adoption of ZTNA to address hardware and bandwidth limitations of traditional Virtual Private Network (VPN) access.” In the report, Gartner predicts that by 2023, 60% of enterprises will phase out their VPNs in favor of a ZTNA solution.

“Jamf and Wandera are able to take advantage of the immense market opportunity to shape the future of the zero trust cloud. We are thrilled to be joining forces with the leader in Apple Enterprise Management,” said Eldar Tuvey, CEO and co-founder, Wandera. “We founded Wandera to make security simple in a zero trust world. By combining with Jamf, we can offer our customers a truly integrated access and security platform, with exceptional ease of use, speed, scalability and reliability. Together, we accelerate our customers’ ability to seamlessly and securely keep their employees connected, no matter where they are.”

Under the terms of the definitive agreement, Jamf will acquire Wandera for total consideration of $400 million, subject to customary adjustments as set forth in the merger agreement. The total consideration consists of an initial payment of $350 million at close and deferred consideration of $50 million to be paid in $25 million increments on October 1, 2021 and December 15, 2021. The transaction is expected to close during the third quarter of fiscal year 2021, subject to the satisfaction of customary closing conditions, including required U.S. regulatory approvals. Until close, the companies will continue to operate independently.

Jamf currently intends to finance the acquisition with a combination of cash on hand and debt financing.

For more information on the acquisition, please see the accompanying pdf.

Jamf will be discussing the acquisition along with its financial results for the first quarter of fiscal year 2021 on its previously scheduled earnings conference call and webcast scheduled for 3:30 p.m. Central Time (4:30 p.m. Eastern Time) on May 11, 2021.

Parties in the United States and Canada can access the call by dialing +1 (833) 519-1319, and international parties can access the call by dialing +1 (914) 800-3885.  The webcast will be accessible on Jamf’s investor relations website at https://ir.jamf.com.

About Jamf

Jamf, the standard in Apple Enterprise Management, extends the legendary Apple experience people love to businesses, schools, and government organizations through its software and the world’s largest online community of IT admins focused exclusively on Apple, Jamf Nation. To learn more, visit: www.jamf.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our financial outlook and market positioning. Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance, and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “can have,” “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events, statements about the potential benefits of the acquisition, product developments and other possible or assumed business strategies, potential growth opportunities, the potential customers that the combined companies can serve, potential new products, the potential value creation as a result of combined offerings and potential market opportunities. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected, including: the ability of Jamf and Wandera to close the announced transaction; the ability of Jamf to realize the potential benefits of the acquisition of Wandera; the possibility that the closing of the transaction may be delayed; other risks related to Jam’s integration of Wandera’s business, team, and technology; the impact on our operations and financial condition from the effects of the current COVID-19 pandemic; the potential impact of customer dissatisfaction with Apple or other negative events affecting Apple services and devices, and failure of enterprises to adopt Apple products; the potentially adverse impact of changes in features and functionality by Apple on our engineering focus or product development efforts; changes in our continued relationship with Apple; the fact that we are not party to any exclusive agreements or arrangements with Apple; our reliance, in part, on channel partners for the sale and distribution of our products; the impact of reputational harm if users perceive our products as the cause of device failure; our ability to successfully develop new products or materially enhance current products through our research and development efforts; our ability to continue to attract new customers; our ability to retain our current customers; our ability to sell additional functionality to our current customers; our ability to meet service-level commitments under our subscription agreements; our ability to correctly estimate market opportunity and forecast market growth; risks associated with failing to continue our recent growth rates; our dependence on one of our products for a substantial portion of our revenue; our ability to scale our business and manage our expenses; our ability to change our pricing models, if necessary to compete successfully; the impact of delays or outages of our cloud services from any disruptions, capacity limitations or interferences of third-party data centers that host our cloud services, including Amazon Web Services; our ability to maintain, enhance and protect our brand; our ability to maintain our corporate culture; the ability of Jamf Nation to thrive and grow as we expand our business; the potential impact of inaccurate, incomplete or misleading content that is posted on Jamf Nation; our ability to offer high-quality support; risks and uncertainties associated with potential acquisitions and divestitures, including, but not limited to, disruptions to ongoing operations; diversions of management from day-to-day responsibilities; adverse impacts on our financial condition; failure of an acquired business to further our strategy; uncertainty of synergies; personnel issues; resulting lawsuits and issues unidentified in diligence processes; our ability to predict and respond to rapidly evolving technological trends and our customers' changing needs; our ability to compete with existing and new companies; the impact of adverse general and industry-specific economic and market conditions; the impact of reductions in IT spending; our ability to attract and retain highly qualified personnel; risks associated with competitive challenges faced by our customers; the impact of our often long and unpredictable sales cycle; our ability to develop and expand our marketing and sales capabilities; the risks associated with sales to new and existing enterprise customers; the risks associated with free trials and other inbound, lead-generation sales strategies; the risks associated with indemnity provisions in our contracts; our management team’s limited experience managing a public company; the impact of any catastrophic events; the impact of global economic conditions; risks associated with cyber-security events; the impact of real or perceived errors, failures or bugs in our products; the impact of interruptions or performance problems associated with our technology or infrastructure; the impact of general disruptions to data transmission; risks associated with stringent and changing privacy laws, regulations and standards, and information security policies and contractual obligations related to data privacy and security; the risks associated with intellectual property infringement claims; our reliance on third-party software and intellectual property licenses; our ability to protect our intellectual property and proprietary rights; and the risks associated with our use of open source software in our products.

Additional information concerning these and other factors can be found in the company's filings with the Securities and Exchange Commission. Given these factors, as well as other variables that may affect Jamf’s operating results, you should not rely on forward-looking statements, assume that past financial performance will be a reliable indicator of future performance, or use historical trends to anticipate results or trends in future periods. The forward-looking statements included in this press release and on the related teleconference call relate only to events as of the date hereof. Jamf undertakes no obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Media Contact:

Jordyn DiOrio | media@jamf.com

Investor Contact:

Jennifer Gaumond | ir@jamf.com